SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2010

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-34032	26-0388421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O’Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Southwest Energy Partners L.P. (the "Partnership") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of its derivative instruments on the results of operations for the three and twelve months ended December 31, 2009 and certain other information regarding its accounting for derivative instruments.

Prior to February 1, 2009, the Partnership entered into and designated certain commodity derivative instruments as cash flow hedges of commodity price risk in accordance with generally accepted accounting principles in the United States (“GAAP”). Effective February 1, 2009, the Partnership discontinued hedge accounting on all of its existing derivative instruments, and since that date forward has accounted for derivative instruments using the mark-to-market (“MTM”) accounting method.

On January 31, 2009, the Partnership determined the fair value of its derivative hedge instruments and adjusted the effective portion of its net hedge gains in accumulated other comprehensive income – deferred hedge gains, net of tax (“AOCI”), in the partners’ equity portion of its consolidated balance sheet, to $146.5 million. In accordance with GAAP, the Partnership transfers the net hedge gains included in AOCI to oil, natural gas liquids (“NGL”) and gas revenues in the same periods in which the transactions that they hedged are recognized in earnings. For the three and twelve months ended December 31, 2009, the Partnership transferred $17.7 million and $71.0 million, respectively, of net gains from AOCI to oil, NGL and gas revenues.

Under the MTM accounting method, the Partnership has accounted for all changes in the fair values of its derivative instruments since February 1, 2009 as gains or losses in the earnings of the periods in which they occurred.  The following table summarizes net derivative losses that the Partnership expects to report in its earnings for the three and twelve months ended December 31, 2009:

DERIVATIVE LOSSES, NET
(in thousands)

	Three Months Ended	Twelve Months Ended
	December 31, 2009	December 31, 2009

Noncash MTM changes:
Oil derivative loss	$32,216	$57,380
NGL derivative loss	6,149	10,651
Gas derivative gain	(2,120)	(1,127)
Total noncash derivative loss, net	36,245	66,904

Cash settlements:
Oil derivative loss	5,966	10,479
NGL derivative loss	1,062	1,452
Gas derivative (gain) loss	71	(570)
Total cash derivative loss, net	7,099	11,361
Total derivative loss, net	$43,344	$78,265

Item 7.01.                      Regulation FD Disclosure

The following table presents the Partnership’s open commodity derivative positions as of January 18, 2010:

	2010				Twelve Months Ended December 31,
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	2011	2012	2013
Average Daily Oil Production Associated with Derivatives:
Swap Contracts:
Volume (Bbl)	2,500	2,500	2.500	2,500	750	3,000	3,000
NYMEX price (Bbl)	$93.34	$93.34	$93.34	$93.34	$77.25	$79.32	$81.02
Collar Contracts:
Volume (Bbl)	-	-	-	-	2,000	-	-
NYMEX price (Bbl):
Ceiling	$-	$-	$-	$-	$170.00	$-	$-
Floor	$-	$-	$-	$-	$115.00	$-	$-
Collar Contracts with Short Puts:
Volume (Bbl)	750	1,000	1,000	1,250	1,000	1,000	1,000
NYMEX price (Bbl):
Ceiling	$87.10	$87.18	$87.18	$89.06	$99.60	$103.50	$111.50
Floor	$70.00	$70.00	$70.00	$70.00	$70.00	$80.00	$83.00
Short Put	$55.00	$55.00	$55.00	$55.00	$55.00	$65.00	$68.00
Percent of total oil production (a)	~90%	~90%	~90%	~90%	~90%	~90%	~85%
Average Daily NGL Production Associated with Derivatives:
Swap Contracts:
Volume (Bbl)	750	750	750	750	750	750	-
Blended index price (Bbl) (b)	$52.52	$52.52	$52.52	$52.52	$34.65	$35.03	$-
Percent of total NGL production (a)	~55%	~55%	~55%	~55%	~55%	~50%	N/A
Average Daily Gas Production Associated with Derivatives:
Swap Contracts:
Volume (MMBtu)	5,000	5,000	5,000	5,000	2,500	2,500	2,500
NYMEX price (MMBtu) (c)	$7.44	$7.44	$7.44	$7.44	$6.65	$6.77	$6.89
Percent of total gas production (a)	~90%	~90%	~90%	~90%	~45%	~40%	~40%
Basis Swap Contracts:
Spraberry Index Swaps – (MMBtu) (d)	2,500	2,500	2,500	2,500	-	-	-
Price differential ($/MMBtu)	$(0.87)	$(0.87)	$(0.87)	$(0.87)	$-	$-	$-
____________
(a)	Represents the approximate percentage of forecasted production that is covered by derivative contracts.
(b)	Represents the blended Mont Belvieu index prices per Bbl.
(c)	Represents the NYMEX Henry Hub index price or approximate NYMEX Henry Hub index price based on differential to the index price on the derivative trade date.
(d)	Represent swaps that fix the basis differentials between the index at which the Partnership sells its Spraberry gas and NYMEX Henry Hub index prices used in gas swap contracts.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in Items 2.02 and 7.01 of this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Partnership are subject to a number of risks and uncertainties that may cause the Partnership's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, the financial strength of counterparties to the Partnership's credit facility and derivative contracts and the purchasers of the Partnership's oil, NGL and gas production, the effectiveness of the Partnership's commodity price derivative strategy, reliance on Pioneer Natural Resources Company and its subsidiaries to manage the Partnership's business and identify and evaluate acquisitions, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, access to and availability of drilling equipment and transportation, processing and refining facilities, the Partnership's ability to replace reserves, including through acquisitions, and implement its business plans or complete its development activities as scheduled, uncertainties associated with acquisitions, access to and cost of capital, uncertainties about estimates of reserves, the assumptions underlying production forecasts, quality of technical data and environmental and weather risks. These and other risks are described in the Partnership's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the United States Securities and Exchange Commission. In addition, the Partnership may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Partnership undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
By: Pioneer Natural Resources GP LLC, its general partner

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: January 19, 2010